UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2025

Radian Group Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-11356	23-2691170
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

550 East Swedesford Road, Suite 350

Wayne, Pennsylvania, 19087

(Address of Principal Executive Offices, and Zip Code)

(215) 231-1000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	RDN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

As previously disclosed, on July 15, 2022, Radian Mortgage Capital LLC (“RMC”), a subsidiary of Radian Group Inc. (the “Company”), entered into an uncommitted Master Repurchase Agreement (the “MRA”), among Radian Liberty Funding LLC (“Liberty”), a subsidiary of RMC, Goldman Sachs Bank USA (“Goldman”), and RMC. The MRA is being used to finance RMC’s acquisition of residential mortgage loans that are purchased from correspondent lenders and held by RMC for direct sale to mortgage investors or distribution in the capital markets through securitization. In addition to serving as a party to the MRA, RMC also entered into a Guaranty and Security Agreement, dated as of July 15, 2022, to guarantee the obligations of its wholly-owned subsidiary, Liberty, under the MRA (the “RMC Guaranty”). Also as previously disclosed, the Company entered into a Guaranty Agreement (the “Parent Guaranty”), dated as of July 15, 2022, in favor of Goldman to guaranty the obligations of RMC and Liberty. Since July 2022, RMC, Liberty and Goldman have entered into four previously disclosed amendments to the MRA primarily to change the size of the facility, which is currently $200 million, and to extend the termination date of the MRA.

On May 30, 2025, RMC, Liberty and Goldman entered into Amendment No. 5 to the MRA (the “Goldman MRA Amendment No. 5”) to further extend the MRA termination date from May 31, 2025 to August 31, 2025. In all other material respects, the terms of the MRA, the Parent Guaranty and the RMC Guaranty, remain unchanged.

The foregoing summary is qualified in its entirety by reference to the full text of the Goldman MRA Amendment No. 5, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and which is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information required by Item 2.03 contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

Exhibit 10.1	Amendment No. 5 to Master Repurchase Agreement, dated as of May 30, 2025, by and among Goldman Sachs Bank USA, Radian Liberty Funding LLC and Radian Mortgage Capital LLC

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 2, 2025	RADIAN GROUP INC.

	By:	/s/ Liane Browne
	Name:	Liane Browne
	Title:	Senior Vice President